Tortoise Power and Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2023

	Principal Amount/Shares	Fair Value
Corporate Bonds - 58.7%(1)
Canada Crude Oil Pipelines - 6.8% (1)
Enbridge, Inc.
5.500%, 07/15/2077	$7,042,000	$6,505,058
United States Natural Gas Gathering/Processing - 21.0% (1)
Antero Midstream Partners LP
5.750%, 03/01/2027 (2)	3,800,000	3,587,238
Blue Racer Midstream LLC
6.625%, 07/15/2026 (2)	5,900,000	5,751,947
EnLink Midstream LLC
5.375%, 06/01/2029	4,000,000	3,714,349
Hess Corp.
5.625%, 02/15/2026 (2)	4,160,000	4,045,600
The Williams Companies, Inc.
4.550%, 06/24/2024	3,000,000	2,958,433
		20,057,567
United States Natural Gas/Natural Gas Liquids Pipelines - 20.4% (1)
Cheniere Corp.
5.875%, 03/31/2025	2,000,000	2,006,674
DT Midstream, Inc.
4.375%, 06/15/2031 (2)	2,000,000	1,675,000
NGPL PipeCo LLC
3.250%, 07/15/2031 (2)	1,500,000	1,239,461
ONEOK, Inc.
7.500%, 09/01/2023	2,000,000	2,009,280
ONEOK, Inc.
6.350%, 01/15/2031	3,000,000	3,071,702
Rockies Express Pipeline LLC
4.950%, 07/15/2029 (2)	3,000,000	2,609,700
Tallgrass Energy LP
5.500%, 01/15/2028 (2)	3,250,000	2,918,858
Targa Resources Corp.
5.200%, 07/01/2027	4,000,000	3,932,756
		19,463,431
United States Other - 4.8% (1)
New Fortress Energy, Inc.
6.500%, 09/30/2026 (2)	5,000,000	4,575,000
United States Refined Product Pipelines - 1.6% (1)
Buckeye Partners LP
5.850%, 11/15/2043	2,000,000	1,479,499
United States Renewables and Power Infrastructure - 4.1% (1)
NextEra Energy, Inc.
4.800%, 12/01/2077	4,500,000	3,956,400
Total Corporate Bonds
(Cost $60,057,713)		56,036,955

Common Stock - 35.7% (1)
Canada Crude Oil Pipelines - 2.1% (1)
Enbridge, Inc.	53,741	2,016,362
Canada Natural Gas/Natural Gas Liquids Pipelines - 2.0% (1)
TC Energy Corp.	48,667	1,937,433
United States Crude Oil Pipelines - 5.7% (1)
Plains GP Holdings LP	389,094	5,412,298
United States Natural Gas Gathering/Processing - 4.1% (1)
EnLink Midstream LLC	90,965	1,024,266
Equitrans Midstream Corp.	108,596	654,834
Hess Midstream Partners LP	66,901	1,834,425
Kinetik Holdings, Inc.	11,954	355,632
		3,869,157
United States Natural Gas/Natural Gas Liquids Pipelines - 17.7% (1)
DT Midstream, Inc.	24,885	1,249,227
Excelerate Energy, Inc.	11,787	254,717
Kinder Morgan, Inc.	190,405	3,248,309
NextDecade Corp. (3)	119,845	846,106
ONEOK, Inc.	32,054	2,097,934
Targa Resources Corp.	69,258	5,132,018
The Williams Companies, Inc.	135,347	4,073,945
		16,902,256
United States Refining - 0.4% (1)
PBF Energy, Inc.	8,275	361,700
United States Renewables and Power Infrastructure - 3.7% (1)
Atlantica Sustainable Infrastructure Plc	16,523	456,035
NextEra Energy Partners LP	8,013	530,941
Sempra Energy	16,927	2,538,373
		3,525,349
Total Common Stock
(Cost $28,999,791)		34,024,555

Master Limited Partnerships - 31.1% (1)
United States Crude Oil Pipelines - 1.5% (1)
NuStar Energy LP	90,687	1,415,624
United States Natural Gas Gathering/Processing - 3.7% (1)
Western Midstream Partners LP	135,715	3,529,947
United States Natural Gas/Natural Gas Liquids Pipelines - 14.1% (1)
DCP Midstream LP	73,982	3,090,968
Energy Transfer LP	407,632	5,160,621
Enterprise Products Partners LP	202,757	5,176,387
		13,427,976
United States Refined Product Pipelines - 11.8% (1)
Holly Energy Partners LP	30,993	560,354
Magellan Midstream Partners LP	73,459	3,905,080
MPLX LP	195,684	6,776,537
		11,241,971
Total Master Limited Partnerships
(Cost $19,747,165)		29,615,518

Money Market Fund - 0.3% (1)
United States Investment Company - 0.3% (1)
Invesco Government & Agency Portfolio - Institutional Class, 4.513% (4)
(Cost $325,280)	325,280	325,280

Total Investments - 125.8% (1)
(Cost $109,129,949)		120,002,308
Other Assets in Excess of Liabilities - 0.3%(1)		265,243
Credit Facility Borrowings - (26.1)%(1)		(24,900,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$95,367,551

(1)	Calculated as a percentage of net assets.
(2)	Restricted securities have a total fair value of $26,402,804, which represents 27.7% of total net assets.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of February 28, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Corporate Bonds(a)	$-	$56,036,955	$-	$56,036,955
Common Stock(a)	34,024,555	-	-	34,024,555
Master Limited Partnerships(a)	29,615,518	-	-	29,615,518
Money Market Fund(b)	325,280	-	-	325,280
Total Investments	$63,965,353	$56,036,955	$-	$120,002,308

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.